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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 4, 1998



                         STYLING TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                                     0-21703                                       75-2665378
         (State or other                       (Commission File No.)                          (IRS Employer ID No.)
jurisdiction of incorporation)
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           2390 East Camelback Road, Suite 435, Phoenix, Arizona 85016
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (602) 955-3353
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                         STYLING TECHNOLOGY CORPORATION

                                CURRENT REPORT ON

                                    FORM 8-K



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

ACQUISITION OF A CONTROLLING INTEREST IN FT. PITT ACQUISITION, INC.

         On August 4, 1998, Styling Technology Corporation (the "Company") acquired a majority of the issued and outstanding common stock of Ft. Pitt Acquisition, Inc. ("Ft. Pitt") pursuant to a Stock Purchase Agreement (the "Purchase Agreement") among the Company and Kevin T. Weir, Carol M. Weir, and Dennis M. Katawczik (such individuals collectively referred to as "Shareholders"). Ft. Pitt, through its 90% owned subsidiary, holds exclusive license rights for the sale of hair color and hair care products marketed under the Framesi(R) brand name in the majority of the Western Hemisphere, including the United States and most of Latin America. Ft. Pitt also markets a complementary line of professional shampoos, conditioners, and styling products specifically formulated for color-treated hair under the Biogenol(R) brand name. The Company paid approximately $30 million for the Ft. Pitt stock in the form of cash and seller carryback financing. The acquisition will be accounted for under the purchase method of accounting.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). Such financial statements shall be filed by amendment to this Form 8-K no later than October 19, 1998, in accordance with Item 7(a)(4) of Form 8-K.

(b)      PRO FORMA FINANCIAL INFORMATION.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). Such financial statements shall be filed by amendment to this Form 8-K no later than October 19, 1998, in accordance with
Item 7(b) of Form 8-K.

(c)      EXHIBITS.

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EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
-----------                        ----------------------

  10.24 Stock Purchase Agreement dated as of August 3, 1998 among Styling Technology Corporation, Kevin T. Weir, Carol M. Weir, and Dennis M. Katawczik.
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 19, 1998                                   STYLING TECHNOLOGY CORPORATION



                                                  By: /s/ Michael L. Kaplan
                                                  Michael L. Kaplan
                                                  Executive Vice President


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                                 EXHIBIT INDEX


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
EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
-----------                        ----------------------

  10.24 Stock Purchase Agreement dated as of August 3, 1998 among Styling Technology Corporation, Kevin T. Weir, Carol M. Weir, and Dennis M. Katawczik.
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